UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MFS® SERIES TRUST I

MFS® SERIES TRUST II

MFS® SERIES TRUST III

MFS® SERIES TRUST IV

MFS® SERIES TRUST V

MFS® SERIES TRUST VI

MFS® SERIES TRUST VII

MFS® SERIES TRUST VIII

MFS® SERIES TRUST IX

MFS® SERIES TRUST X

MFS® SERIES TRUST XI

MFS® SERIES TRUST XII

MFS® SERIES TRUST XIII

MFS® SERIES TRUST XV

MFS® SERIES TRUST XVI

MFS® MUNICIPAL SERIES TRUST

MFS® INSTITUTIONAL TRUST

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MASSACHUSETTS INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on March 23, 2017)

VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on March 23, 2017)

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on March 23, 2017)

VOTE IN PERSON Attend Shareholder Meeting 111 Huntington Avenue, Boston, MA 02199 on March 23, 2017

Please detach at perforation before mailing.

MFS® SERIES TRUST I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XV, XVI

MFS® MUNICIPAL SERIES TRUST         MFS® INSTITUTIONAL TRUST         MASSACHUSETTS INVESTORS GROWTH STOCK FUND         MASSACHUSETTS INVESTORS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2017

INSURANCE COMPANY DROP IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the Fund.

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

THIS VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS CARD WILL BE VOTED FOR THE PROPOSAL. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-298-8476

MFS_28421_020117_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Special Meeting of Shareholders to Be Held on March 23, 2017.

The Proxy Statement and Proxy Card for this meeting is available at

https://www.proxy-direct.com/mfs-28421

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS CARD

FUNDS	FUNDS	FUNDS
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24
Fundname Drop-In 25	Fundname Drop-In 26	Fundname Drop-In 27
Fundname Drop-In 28	Fundname Drop-In 29	Fundname Drop-In 30

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A	Proposals THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.	+

1. Election of Trustees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. David H. Gunning	☐	☐	☐

05. Michael Hegarty	06. John P. Kavanaugh	07. Robert J. Manning	08. Clarence Otis, Jr.

09. Maryanne L. Roepke	10. Robin A. Stelmach	11. Laurie J. Thomsen

To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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608999900109999999999

∎ xxxxxxxxxxxxxx	MFS1 28421	M xxxxxxxx	+